UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 27, 2010
_______________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2010, General Maritime Corporation (the “Company”) issued a revised press release (the “Corrected Press Release”) relating to its financial results as of and for the three and nine months ended September 30, 2010. The Corrected Press Release corrects the following information from the original press release issued on October 27, 2010: in the last sentence of the third paragraph under the section entitled Financial Review: Third Quarter 2010, the Company's net debt has been corrected to read "$1,256 million," rather than "$1,184 million"; in the Balance Sheet Data, the Current portion of long-term debt for September-10 has been corrected to be "72,537"; and in the Balance Sheet Data, the seventh line item has been corrected to read, "Total long-term debt, excluding current portion," rather than "Total long-term debt, including current portion”. A copy of the Corrected Press Release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information set forth under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The Company today made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2010 (excluding the Metrostar Vessels) with respect to the following items:

2010 Estimate

Estimated Daily Direct Vessel Operating Expenses for remaining quarter (1)	24,000,000
- Aframax per day	8,419
- Suezmax per day	8,278
- VLCC per day	12,128
- Panamax per day	6,890
- Handymax per day	6,522
Estimated General and Administrative Expenses for remaining quarter (2)	$9,500,000
Estimated Restricted Stock Compensation Expense for remaining quarter (2)	2,000,000
Estimated Depreciation and Amortization for remaining quarter (3)	23,000,000
Estimated Drydock Costs for remaining quarter (4)	8,000,000

(1) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management department.

(2) Estimated General and Administrative Expenses are based on a budget and may vary, including expenses for incentive compensation.

(3)  Estimated Depreciation & Amortization are based on the acquisition value of the current fleet and the depreciation of estimated drydocking costs.

(4) Estimated Drydocking represents budgeted drydocking expenditure and timing based on management estimates. Three vessels are scheduled for drydocking in the remaining quarter of 2010.  The Company estimates a total of approximately 149 offhire days remaining in 2010.  There were 90 offhire days in the third quarter of 2010.  Actual offhire days include scheduled drydocking as well as unscheduled maintenance on certain vessels.

The Company also disclosed the following information on its website at www.generalmaritimecorp.com:

The Company has booked charter rates of approximately $29,810 per day for 63% of the total number of days that its VLCC vessels are expected to be available for hire in the spot market in the Company’s fourth quarter ending December 31, 2010.  The Company has booked charter rates of approximately $15,478 per day for 43% of the total number of days that its Suezmax vessels are expected to be available for hire in the spot market in the Company’s fourth quarter ending December 31, 2010.  The Company has booked charter rates of approximately $6,520 per day for 34% of the total number of days that its Aframax vessels are expected to be available for hire in the spot market in the Company’s fourth quarter ending December 31, 2010.

The Company’s estimates are subject to change, and actual results may differ significantly from these estimates.

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

In September 2010, the Company terminated a swap agreement with the Royal Bank of Scotland (the “RBS Swap”) that was to expire on January 5, 2011.  The RBS Swap had a notional principal amount of $229.5 million and had a fixed interest rate of 4.9825%.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated October 27, 2010.

 “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this current report on Form 8-K are the following: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to us; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; actions by the courts, the U.S. Coast Guard, the U.S. Department of Justice or other governmental authorities and the results of the legal proceedings to which the Company or any of its vessels may be subject; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; the fulfillment of the closing conditions under, or the execution of customary additional documentation for, the Company’s agreements to acquire vessels; sourcing, completion and funding of financing on acceptable terms; financial market conditions and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K/A for the year ended December 31, 2009 and its subsequent reports on Form 10-Q and Form 8-K.  The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law, restrictions under the Company’s credit facilities and indenture governing the Company’s Senior Notes and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary.  The Company’s dividend policy may be changed at any time by the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Chief Financial Officer, Executive Vice President

Date: October 28, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 27, 2010.